UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 27, 2008 (June 27, 2008)
ANHEUSER-BUSCH COMPANIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-7823	43-1162835

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Busch Place, St. Louis, Missouri	63118

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (314) 577-2000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
On June 27, 2008, Registrant will conduct a previously announced conference call with investors. Filed as Exhibit 99.1 to this report are materials that will accompany the presentation.

Item 9.01	Financial Statements and Exhibits.
Exhibit 99.1 — Anheuser-Busch Accompanying Materials, dated June 27, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANHEUSER-BUSCH COMPANIES, INC.
Date: June 27, 2008	By:	/s/ JoBeth G. Brown
JoBeth G. Brown
Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Anheuser-Busch Accompanying Materials, dated June 27, 2008